UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2007

MINERALS TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

Delaware	1-3295	25-1190717

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 Lexington Avenue, New York, NY	10174-0002

(Address of principal executive offices)	(Zip Code)

(212) 878-1800

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

b) On November 19, 2007, Minerals Technologies Inc. issued a press release announcing that Alain Bouruet-Aubertot, Senior Vice President and Managing Director, Minteq International Inc., resigned from the Company.

A copy of the press release is included as Exhibit 99.1 and is incorporated into this Item 5.02 by reference.

Item 8.01

Other Events.

On November 21, 2007, Minerals Technologies Inc. issued a press release announcing that D. Randy Harrison has been named Senior Vice President, Organization and Human Resources, effective January 1, 2008. D.J. Monagle III, formerly Vice President, The Americas, Paper PCC, has been named to succeed Mr. Harrison as Vice President and Managing Director, Performance Minerals.

A copy of the press release is included as Exhibit 99.2 and is incorporated into this Item 8.01 by reference.

Item 9.01	Financial Statements and Exhibits.
	(d)	Exhibits
		99.1	Press Release dated November 19, 2007
		99.2	Press Release dated November 21, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINERALS TECHNOLOGIES INC.
(Registrant)

By:	/s/ Kirk G. Forrest

Name: Kirk G. Forrest
Title: Vice President, General Counsel and Secretary
Date: November 26, 2007

MINERALS TECHNOLOGIES INC.

EXHIBIT INDEX

Exhibit No.	Subject Matter
99.1	Press Release dated November 19, 2007
99.2	Press Release dated November 21, 2007